Exhibit 99.1

HeartCore’s CMS Platform Awarded Top Market Share in Japan for Eight Consecutive Years

NEW YORK and TOKYO, October 9, 2023 (GLOBE NEWSWIRE) — HeartCore Enterprises, Inc. (Nasdaq: HTCR) (“HeartCore” or the “Company”), a leading enterprise software and consulting services company based in Tokyo, announced its Content Management System (“CMS”) platform was awarded as the top market share in sales value in Japan for eight consecutive years, according to ITR Corporation, an independent IT consulting and research firm. The report disclosed that HeartCore owns a leading 15% market share in Japan, with the second contender behind the Company at 11.7%.

This achievement underscores the unwavering confidence that 680 Japanese companies have placed in HeartCore’s CMS as the primary platform for corporate content management. HeartCore continues to solidify its position as the leading CMS platform in Japan, and with the recent acquisition of Sigmaways and hiring of the New York-based sales team of Sabatini Global, the Company plans to capitalize on this momentum and expand its global reach into the dynamic U.S. market, with the goal of augmenting its global market share.

“I am honored to announce that our platform has achieved the top market share in sales value for eight consecutive years in Japan,” said CEO Sumitaka Kanno Yamamoto. “Our continued success is rooted deeply in our dedication to consistently upgrade and revamp our CMS product so that our consumers have the latest, cutting-edge technology at their disposal. While we proudly maintain our position as the market leader in Japan, we are also laser focused on growing our global footprint. Our recent acquisition of Sigmaways and hiring of the New York-based sales team of Sabatini Global are strategic steps toward this goal and serve as part of our inorganic growth strategy to establish a robust presence in the U.S.”

About HeartCore Enterprises, Inc.

Headquartered in Tokyo, Japan, HeartCore Enterprises is a leading enterprise software and consulting services company. HeartCore offers Software as a Service (SaaS) solutions to enterprise customers in Japan and worldwide. The Company also provides data analytics services that allow enterprise businesses to create tailored web experiences for their clients through best-in-class design. HeartCore’s customer experience management platform (CXM Platform) includes marketing, sales, service and content management systems, as well as other tools and integrations, which enable companies to enhance the customer experience and drive engagement. HeartCore also operates a digital transformation business that provides customers with robotics process automation, process mining and task mining to accelerate the digital transformation of enterprises. HeartCore’s GO IPOSM consulting services helps Japanese-based companies go public in the U.S. Additional information about the Company’s products and services is available at and https://heartcore-enterprises.com/

Forward-Looking Statements

All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believed,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue,” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks, and uncertainties are discussed in HeartCore’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond HeartCore’s control which could, and likely will materially affect actual results, and levels of activity, performance, or achievements. Any forward-looking statement reflects HeartCore’s current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions relating to operations, results of operations, growth strategy, and liquidity. HeartCore assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

HeartCore Investor Relations Contact:

Gateway Group, Inc.

Matt Glover and John Yi

HTCR@gateway-grp.com

(949) 574-3860